Exhibit 99.19

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                             JACKSONVILLE DIVISION

In re                                                )

CARDIAC CONTROL SYSTEMS, INC.,                       )  Case No.:   99-06852-3P1

                           Debtor.                   )

                                                     )


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                      MARCH 1, 2001 THROUGH MARCH 31, 2001
                      ------------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period March 1, 2001 through March 31, 20011.

                                     STUTSMAN & THAMES, P.A.

                                     By        /s/ Nina M. LaFleur
                                        ----------------------------------------
                                               Nina M. LaFleur

                                     Florida Bar Number 0107451
                                     121 West Forsyth St., Suite 600
                                     Jacksonville, Florida  32202
                                     (904) 358-4000
                                     (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for January, 2001 were furnished by mail to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620, Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 2 day of May, 2001.

                                                /s/ Nina M. LaFleur
                                                --------------------------------
                                                Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                           CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.              JUDGE GEORGE L. PROCTOR

DEBTOR                                     CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                       FROM March 1 2001 to March 31 2001

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.




                                              ----------------------------------
                                              Stutsman & Thames PA
                                              Attorney for Debtor

Debtor's Address                              Attorney's Address
                                              and Phone Number
PO Box 353339,
PALM COAST FL 32135-3339                      121 West Forsyth Street, Suite 600
386-445-5476                                  Jacksonville FL  32202
                                              904-358-4000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc           Case Number 99-06852-3P1

     Reporting Period beginning March 1, 2001 and ending March 31, 2001

Date of Petition September 3, 1999

                                                                        CURRENT MONTH                  CUMULATIVE
                                                                                                    PETITION TO DATE
1.      CASH AT BEGINNING OF PERIOD                                         $155.88                          $963.56
                                                                 -----------------------------------------------------
2.      RECEIPTS
            A.  Cash Sales                                                                                 $8,968.00
                 Less: Cash Discount re Shree LOC                                                         ($1,500.00)
            B.  Collection on Postpetition A/R                                                             $7,405.05
            C.  Collection on Prepetition A/R                                                             $84,451.11
            D.  Other Receipts (List attached)                                                         $1,316,322.72
                                                                 -----------------------------------------------------
3.      TOTAL RECEIPTS                                                                                 $1,415,646.88
                                                                 -----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                 $155.88                    $1,416,610.44
                     (Line 1 + Line 3)
                                                                 -----------------------------------------------------

5.      DISBURSEMENTS
            A.  US Trustee Quarterly Fees                                                                  $7,500.00
            B.  Net Payroll                                                                               $23,528.70
            C.  Payroll Taxes Paid                                                                            $20.53
            D.  Sales and Use taxes
            E.  Other Taxes                                                                              $108,993.08
            F.  Rent
            G.  Other Leases (Attachment 3)
            H.  Telephone                                                                                  $4,416.55
            I.  Utilities                                                                                  $9,750.95
            J.  Travel and Entertaining
            K.  Vehicle Expenses
            L.  Office Supplies                                                                              $184.50
            M.  Advertising
            N.  Insurance (Attachment 7)
            O.  Purchases of Fixed Assets
            P.  Purchases of Inventory
            Q.  Manufacturing Supplies
            R.  Repairs and Maintenance (List Attached)                                                    $5,519.57
            S.  Payments to Secured Creditors                                                          $1,143,295.68
            T.  Other Operating Expenses (List Attached)                     $40.00                      $113,285.00
                                                                 -----------------------------------------------------
6.      TOTAL CASH DISBURSEMENTS                                             $40.00                    $1,416,494.56
                                                                 -----------------------------------------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)                               $115.88                          $115.88
                                                                 =====================================================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This twentieth day of April, 2001
                                                              /s/ W. Alan Walton
                                                              ------------------
                                                              W. Alan Walton
           Reconciliation
           Petty Cash Balance
           Bank of America DIP A/C Balance                         $115.88
                                                                ----------------
           Ending Cash Balance Line 7                              $115.88
                                                                ================

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

     Name of Debtor: Cardiac Control Systems, Inc.      Case Number 99-06852-3P1

       Reporting Period beginning March 1, 2001 and ending March 31, 2001


A.       Cash Sales                                                       ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------


Date                         Payor                    Reason                      Petty Cash              Bank of          TOTAL
----                         -----                    ------                      ----------              -------          -----
                                                                                                        America DIP

                                                                          ------------------------ ------------------ --------------
                                                                                       $0.00              $0.00          $0.00
                                                                          ------------------------ ------------------ --------------

B.       Collection on Postpetition A/R                                   ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------


Date                              Payor                                   Coast Business Credit        Bank of            TOTAL
----                              -----                                   ---------------------        -------            -----
                                                                                                     America DIP

                                                                          ----------------------------------------------------------
                                                                                       $0.00              $0.00          $0.00
                                                                          ----------------------------------------------------------

C.       Collection on Prepetition A/R

Date                              Payor                                   Coast Business Credit        Bank of            TOTAL
----                              -----                                   ---------------------        -------            -----
                                                                                                     America DIP


                                                                          ----------------------------------------------------------
                                                                                       $0.00              $0.00          $0.00
                                                                          ----------------------------------------------------------

                                                                          ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------
D.       Other Receipts
Date                             Payor                     Reason         Coast Business Credit       Bank of            TOTAL
----                             -----                     ------                ----------            -------            -----
                                                                                                     America DIP

                                                                              ------------------------------------------------------

                                                                                                          $0.00          $0.00
                                                                              ======================================================
                                                                                       $0.00              $0.00          $0.00

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

       Reporting Period beginning March 1, 2001 and ending March 31, 2001

       Date                   Payee                                         Purpose                                      Payment

                   File Tech Record               Retrieving from File Tech Secure Storage documents required for due
    2-Mar-01       Storage & Retrieval            diligence by attorneys acting for Nineteenth Corp re proposed merger   $25.00

                                                                                                                   ------------
    31-Mar-01       Bank of America               Service Charge                                                         $15.00
                                                                                                                   ------------
                                                                                                                         $40.00
                                                                                                                   ============


                                                  5.  R.   Repairs and Maintenance
Bank of America
---------------                                                                                                    -------------
                                                                                                                          $0.00
                                                                                                                   =============

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------


 Name of Debtor:  Cardiac Control Systems, Inc.         Case Number 99-06852-3P1

       Reporting Period beginning March 1, 2001 and ending March 31, 2001


ACCOUNTS RECEIVABLE AT PETITION DATE                                                                                     $225,115.40
                                                                                                                         ===========

ACCOUNTS RECEIVABLE RECONCILIATION
   (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                Beginning of Month Balance                                                                               $133,486.29
         PLUS:  Current Month New Billings                                                                                     $0.00
         LESS:  Written Off as Irrecoverable                                                                             $121,731.29
                                                                                                                         -----------
                  End of Month Balance                                                                                    $11,755.00
                                                                                                                         ===========


AGING:  (Show the total amount for each group of accounts incurred since filing the petition)
      0-30 Days               31-60 Days              61-90 Days           Over 90 Days                                Total
       $ 0.00                                                                                                                 $ 0.00

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Billing this month
        Date                     Name                                                                                      Amount


                                                                                                                         -----------
Monthly Total                                                                                                                 $ 0.00
                                                                                                                         ===========

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

     Reporting Period beginning March 1, 2001 and ending March 31, 2001


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.



 Date Incurred       Days                Vendor                            Description               Detailed           Sub-Total
 -------------       -----               ------                            -----------               --------           ---------
                  Outstanding                                                                          Amount           Per Creditor
                  -----------                                                                         ------           ------------

   23-Nov-99          435       Cobb, Cole & Bell             Post-petition Legal work                  $656.25         $656.25

                                                              Computing work to produce accounting
    3-Mar-01           28       J.C. Skelly                   statements for Nineteenth Investment       $52.50          $52.50
                                                              Corporation

   31-Mar-01            0       US Trustee                    Quarter Fee, First Quarter 2001           $250.00         $250.00

   28-Feb-01           31       Sun Trust Bank                Transfer Agent's Fee Bill, February 2001  $447.50

   31-Mar-01            0       Sun Trust Bank                Transfer Agent's Fee Bill, March 2001     $447.50         $895.00
                                                              Corporation
                                                                                                      ----------------------------
                                                                                                      $1,853.75        $1,853.75

                                                                                                      ============================

                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning March 1, 2001 and ending March 31, 2001


                                INVENTORY REPORT
                                ----------------

    INVENTORY BALANCE AT PETITION DATE                                                                           $8,000.00
                                                                                                       ====================

    INVENTORY RECONCILIATION:

             Inventory Purchased During Month                                                                        $0.00
             Inventory Balance at Beginning of Month                                                               $800.00
             Transferred to Appro Health Care, Inc. (re Sale of Intellectual Property)                             $800.00
                                                                                                       --------------------
             Inventory Balance on Hand at End of Month                                                               $0.00
                                                                                                       ====================


    METHOD OF COSTING INVENTORY
             Estimated realizable value for finished products, nil value for raw materials etc.



                               FIXED ASSET REPORT
                               ------------------

    FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                                  $0.00
                                                                                                       ====================


    (Includes Property, Plant and Equipment)



    -----------------------------------------------------------------------------------------------------------------------


    FIXED ASSETS RECONCILIATION:

    Fixed Asset Book Value at beginning of Month                                                                     $0.00
             LESS:  Depreciation Expense                                                                             $0.00
             LESS:  Disposals                                                                                       $0.00
             PLUS:  New Purchases                                                                                    $0.00
                                                                                                      --------------------
    Ending Monthly Balance                                                                                           $0.00
                                                                                                       ====================


     BRIEF  DESCRIPTION OF FIXED ASSETS  PURCHASED OR DISPOSED OF FUNDING DURING
     THE REPORTING PERIOD:                                                                Proceeds   Estimated Disposal Value

                                                                                                       --------------------
                                                                                                                     $0.00
                                                                                                       ====================

                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------



Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

       Reporting Period beginning March 1, 2001 and ending March 31, 2001

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

         NAME OF BANK - Bank of America                     BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378


                                       Beginning Balance                                             $155.88
                                       Total of Deposits Made                                          $0.00
                                       Total Amounts of Checks Written                                $25.00
                                                                                              ------------------

                     31-Mar-01         Service Charges                                                $15.00
                                                                                              ------------------
                                       Closing Balance                                               $155.88
                                                                                              ==================
                                       Number of Last Check Written This Period                         1078
                                       Number of First Check Written This Period                        1078
                                       Total Number of Checks Written This Period                          1


                               INVESTMENT ACCOUNTS
                               -------------------

               Type of Negotiable
                    Instrument                Face Value
               ------------------             ----------

                       NONE

                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------


Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

       Reporting Period beginning March 1, 2001 and ending March 31, 2001

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account


                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

       Date        Check Number    Payee                                  Purpose                                          Amount
       ----        ------------    -----                                  -------                                          ------
     2-Mar-01           1078       File Tech Record Storage & Retrieval   Retrieving from File Tech secure storage
                                                                          documents required for due diligence by
                                                                          attorneys acting for Nineteenth Corp re
                                                                          proposed merger.  Travel Palm Coast to
                                                                          South Dayton and return                          $25.00
                                                                                                                           ---------
                                                                                                                           $25.00
                                                                                                                           =========

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor:  Cardiac Control Systems, Inc.        Case Number   99-06852-3P1

    Reporting Period beginning March 1, 2001 and ending March 31, 2001

                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.


                  Date                      Payee                      Description               Amount
                  ----                      -----                      -----------               ------

                                                                                                  $0.00
                                                                                                 =======


--------------------------------------------------------------------------------


                               TAXES OWED AND DUE
                               ------------------

        Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return
                       filed August 2, 1999, Period 1998.


         Name of Taxing             Date Payment Due          Description                        Amount
         Authority                  ----------------          -----------                        ------
         --------------



                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

    Reporting Period beginning March 1, 2001 and ending March 31, 2001

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

         Name of Officer or Owner                             Title                              Amount Paid
         ------------------------                             -----                              -----------

         W. Alan Walton                              Vice President and COO

--------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------
                                                                                         Full Time           Part Time
        Number of Employees at beginning of period                                           0                   1
        Number hired during the period                                                       0                   0
        Number terminated or resigned during period                                          0                   0


--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                                                                 Date Premium
  Carrier       Agent and Phone Number    Expiration Date             Due
  -------       ----------------------    ---------------        ------------

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------


The following significant events occurred during the reporting period March 1, 2001 through March 31, 2001.

1. At its hearing on March 13, 2001, the Bankruptcy Court approved the sale of the remaining intellectual property to Appro Health Care, Inc.